                                                                    Exhibit 99.1

           AMCOMP ANNOUNCES RECEIPT OF NASDAQ NOTICE REGARDING FAILURE TO MEET
            CONTINUED LISTING STANDARDS; COMPANY INTENDS TO REQUEST HEARING

         NORTH PALM BEACH,  FL, AUGUST 25, 2006 - AmCOMP,  Inc.  (Nasdaq:  AMCP)
         today  announced that it received a Nasdaq Staff  Determination  letter dated August 23, 2006, indicating that the Company is not in compliance with the  filing  requirements  for  continued  listing as set forth in
         Nasdaq  Marketplace  Rule  4310(c)(14)  due to its delay in filing  its
         Quarterly Report on Form 10-q for the quarter ended June 30, 2006. As a result,  the Company's  shares are subject to delisting from the Nasdaq
         Global  Market.  AmCOMP  plans to  request  a  hearing  before a Nasdaq
         Listing Qualifications Panel to appeal the Staff Determination. Pending a decision  by the Panel,  AmCOMP's  common  stock will  continue to be listed on the Nasdaq Global Market.  While the Company  believes it has substantial  grounds  to  seek  continued  listing,  there  can  be  no assurance that the Nasdaq Listing  Qualifications  Panel will grant the
         Company's request for continued listing.

         As  announced  on  August  10,  2006,  an  AmCOMP  employee   expressed
         reservations  about the  thoroughness of disclosures  made by AmCOMP to its  independent  auditors.  On the  following  day,  the  Chairman  of
         AmCOMP's Audit Committee  commenced an  investigation of the employee's statement, which included personal interviews with the employee, senior management and other employees  performing  accounting  functions.  The
         Chairman of the Audit Committee has advised AmCOMP's Board of Directors that to date he has  encountered  no evidence of any  deficiency in the quality  or scope of  disclosures  made by  AmCOMP  to its  independent auditors.  He engaged  independent  counsel to assist him in completing his  investigation.  That  investigation is ongoing and its results are pending.  Until such time as the  matter is  resolved,  the  Company is unable to file its Form 10-Q for the quarter ended June 30, 2006.

         ABOUT AMCOMP

         With roots  dating back to 1982,  AmCOMP  Incorporated  is an insurance holding company whose wholly owned  subsidiaries,  AmCOMP Preferred and
         AmCOMP Assurance,  are mono-line  workers'  compensation  insurers with products that focus on value-added services to policyholders. Currently marketing  insurance  policies in 11 core states and targeting small to mid-sized employers in a variety of industries,  AmCOMP distributes its products through independent agencies.

         FORWARD-LOOKING STATEMENTS

         Statements  made in this  press  release,  including  those  about  the
         Company's  financial  condition and results of operations and about its future plans and  objectives,  which are not based on historical  facts are forward-looking statements within the meaning of Section 27A of the
         Securities  Act of 1933, as amended,  and Section 21E of the Securities
         Exchange  Act of 1934,  as  amended.  The  words  "believe,"  "expect,"
         "plans,"  "intend,"  "project,"  "estimate,"  "may," "should,"  "will,"
         "continue,"   "potential,"  "forecast"  and  "anticipate"  and  similar
         expressions identify  forward-looking  statements.  Any such statements involve  known and  unknown  risks,  uncertainties  and other  factors, including  those set forth  under the  heading  "Risk  Factors"  in the
         Company's  filings with the  Securities and Exchange  Commission.  Such
         factors  may  cause   AmCOMP's   actual   performance,   condition  and

         achievements  to be materially  different than any future  performance, condition  and  achievement  set  forth  in  this  press  release.  All subsequent written and oral forward-looking  statements attributable to
         AmCOMP or  individuals  acting on behalf of the Company  are  expressly qualified  in their  entirety by these  cautionary  statements.  AmCOMP
         undertakes   no   obligation   to   publicly   update  or  revise   any
         forward-looking  statements,  whether  as a result of new  information, future events or otherwise, except as required by law.

         CONTACT:

         Kumar Gursahaney
         Chief Financial Officer
         AmCOMP Incorporated
         561-840-7171 ext. 11700